UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 14, 2019
(Date of earliest event reported)

UBS Commercial Mortgage Trust 2018-C15

(Central Index Key Number 0001760337)

(Exact name of issuing entity)

UBS AG

(Central Index Key Number 0001685185)

Société Générale

(Central Index Key Number 0001238163)

German American Capital Corporation

(Central Index Key Number 0001541294)

Natixis Real Estate Capital LLC

(Central Index Key Number 0001542256)

CIBC Inc.

(Central Index Key Number 0001548567)

LMF Commercial, LLC (f/k/a Rialto Mortgage Finance, LLC)

(Central Index Key Number 0001592182)

(Exact name of sponsor as specified in its charter)

UBS Commercial Mortgage Securitization Corp.

(Central Index Key Number 0001532799)

(Exact name of registrant as specified in its charter)

Delaware	333-227784-02	45-3587479
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1285 Avenue of the Americas, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      212-713-2000

Not Applicable

                      (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note.

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of May 16, 2019, with respect to the UBS 2018-C15 Mortgage Trust (the “Issuing Entity”). The purpose of this amendment is to file the executed version of the WFCM 2019-C50 Primary Servicing Agreement (as defined below) as Exhibit 99.1 to the Form 8-K. No other changes have been made to the Form 8-K other than the changes described above.

Item 1.01.             Entry into a Material Definitive Agreement.

On December 28, 2018, UBS Commercial Mortgage Securitization Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of December 1, 2018 (the “Pooling and Servicing Agreement”), among UBS Commercial Mortgage Securitization Corp. (the “Registrant”), as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, of the UBS Commercial Mortgage Trust 2018-C15, Commercial Mortgage Pass-Through Certificates, Series 2018-C15.

The Mortgage Loan identified as “Heartland Dental Medical Office Portfolio” on Exhibit B in the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a whole loan (the “Heartland Dental Medical Office Portfolio Whole Loan”) that includes such Mortgage Loan and one or more pari passu companion loans that are not assets of the Issuing Entity. The Heartland Dental Medical Office Portfolio Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated as of May 1, 2019 (the “WFCM 2019-C50 Pooling and Servicing Agreement”) by and among Wells Fargo Commercial Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, Rialto Capital Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the WFCM 2019-C50 securitization transaction into which the controlling companion loan is deposited, and which was previously filed as Exhibit 4.1 to the Form 8-K.

Wells Fargo Bank, National Association, as master servicer under the WFCM 2019-C50 Pooling and Servicing Agreement, appointed Midland Loan Services, a Division of PNC Bank, National Association as a subservicer with respect to the Heartland Dental Medical Office Portfolio Whole Loan, pursuant to that certain Primary Servicing Agreement, dated as of May 1, 2019 (the “WFCM 2019-C50 Primary Servicing Agreement”) by and between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.

The terms and conditions of the WFCM 2019-C50 Primary Servicing Agreement applicable to the servicing of the Heartland Dental Medical Office Portfolio Whole Loan are substantially similar to the terms and conditions of the WFCM 2019-C50 Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described in the Form 8-K. The WFCM 2019-C50 Primary Servicing Agreement is attached hereto as Exhibit 99.1.

Item 9.01.       Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits
Exhibit No.	Description
Exhibit 99.1	Primary Servicing Agreement, dated as of May 1, 2019, by and between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2020	UBS COMMERCIAL MORTGAGE SECURITIZATION CORP.
(Registrant)

	By:	/s/ Nicholas Galeone
Name: Nicholas Galeone
Title: President (senior officer in charge of securitization of the depositor)

	By:	/s/ David Schell
Name: David Schell
Title: Managing Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.1	Primary Servicing Agreement, dated as of May 1, 2019, by and between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.	(E)